DELAWARE GROUP® FOUNDATION FUNDS

Delaware Foundation® Growth Allocation Fund (the "Fund")

Supplement to the Funds' Class A, Class B, Class C, and Class R
Statutory Prospectus dated January 28, 2010

In May 2007, the Fund terminated certain sales of Class B shares. As stated in the prospectus, the termination of these sales could affect certain sales charges and fees related to Class B shares of the Fund. Effective January 1, 2011, the Fund's distributor has voluntarily agreed to limit the "Distribution and service (12b-1) fees" for the Fund's Class B shares to 0.25% of average daily net assets.

The following replaces the information related to the Fund in the section entitled, "What are the Fund's fees and expenses?" on pages 6-7.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts on this Fund if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

In May 2007, the Fund terminated certain sales of Class B shares. As stated below, the termination of these sales could affect certain sales charges and fees related to Class B shares of the Fund. Effective January 1, 2011, the Distributor has voluntarily agreed to limit the 12b-1 fees for Class B shares to 0.25% of average daily net assets. Please see "About your account - Choosing a share class - Class B" for more information.

Shareholder fees (fees paid directly from your investment)
Class	A	B	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	4.00%[1]	1.00%[1]	none
Exchange fees[2]	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	R
Management fees	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.60%
Other expenses	0.84%	0.84%	0.84%	0.84%
Acquired fund fees and expenses	0.04%	0.04%	0.04%	0.04%
Total annual fund operating expenses	1.83%	2.53%	2.53%	2.13%
Fees waivers and expense reimbursements[3]	-0.68%	-0.63%	-0.63%	-0.73%
Total annual fund operating expenses after waivers and reimbursements	1.15%	1.90%	1.90%	1.40%

1 If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange shares into a fund that has a front-end sales charge.

3 Acquired fund fees and expenses are not reflected in the financial highlights or audited financial statements.

4 The Fund's investment manager, Delaware Management Company (Manager), has contracted to waive its investment advisory fees and/or pay Fund expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual fund operating expenses from exceeding 0.90% of the Fund's average daily net assets from January 28, 2010 through January 28, 2011. The Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class A and Class R shares' 12b-1 fees from January 28, 2010 through January 28, 2011 to no more than 0.25% and 0.50%, respectively, of average daily net assets.

Expense example

The example below is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. This example reflects the Manager's and Distributor's expense waivers and reimbursements for the one-year period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Class	A	B	(if redeemed) B	C	(if redeemed) C	R
1 year	$685	$193	$593	$193	$293	$143
3 years	$1,055	$728	$1,003	$728	$728	$597
5 years	$1,449	$1,289	$1,514	$1,289	$1,289	$1,077
10 years	$2,547	$2,646	$2,646	$2,818	$2,818	$2,404

The following information is added to the section entitled, "Who manages the Funds - Investment manager" on page 55.

Voluntary waivers. The Distributor has voluntarily agreed to waive the Class B shares' 12b-1 fee, from January 1, 2011 until such time as the waiver is discontinued, to 0.25% of average daily net assets. The Distributor's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

The following replaces the fourth bullet in the section entitled, "About your account - Choosing a share class - Class A" on page 60.

Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently limited to 0.25%) of average daily net assets, which is lower than the 12b-1 fees for Class C and Class R shares, and equivalent to the 12b-1 fees (currently voluntarily limited to 0.25%) for Class B shares of Delaware Foundation Conservative Allocation Fund and Delaware Foundation Growth Allocation Fund. See "Dealer compensation" below for further information.

The following replaces the fourth and fifth bullets in the section entitled, "About your account - Choosing a share class - Class B" on page 62.

  For approximately eight years after you buy your Class B shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts. For the Delaware Foundation Conservative Allocation Fund, the Distributor has voluntarily agreed to waive the Class B shares' 12b-1 fees, from January 8, 2010 until such time as the waiver is discontinued, to 0.25% of average daily net assets. For the Delaware Foundation Growth Allocation Fund, the Distributor has voluntarily agreed to waive the Class B shares' 12b-1 fees, from January 1, 2011 until such time as the waiver is discontinued, to 0.25% of average daily net assets. These waivers may be discontinued at any time because they are voluntary.
  Because of their higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares. The 12b-1 fees for Delaware Foundation Conservative Allocation Fund and Delaware Foundation Growth Allocation Fund (voluntarily limited to 0.25%) will not be greater than the 12b-1 fee for Class A shares.

The following replaces the second bullet in the section entitled, "About your account - Choosing a share class - Class R" on page 63.

Class R shares are subject to an annual 12b-1 fee no greater than 0.60% (currently limited to 0.50%) of average daily net assets, which is lower than the 12b-1 fees for Class B and Class C shares (other than the 12b-1 fee for Class B shares of Delaware Foundation Conservative Allocation Fund and Delaware Foundation Growth Allocation Fund, which are voluntarily limited to 0.25%).

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 27, 2010.